UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

Abercrombie & Fitch Co.
(Exact name of registrant as specified in its charter)

Delaware						1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)						(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path	,	New Albany	,	Ohio			43054
(Address of principal executive offices)							(Zip Code)

Registrant’s telephone number, including area code					(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment and Restatement of Asset-Based Revolving Credit Agreement

As of April 29, 2021, Abercrombie & Fitch Management Co. (“A&F Management”), a wholly-owned subsidiary of Abercrombie & Fitch Co. (the “Company”), in A&F Management’s capacity as the lead borrower, and the other borrowers and guarantors party thereto, amended and restated in its entirety the Credit Agreement, dated as of August 7, 2014, as amended on September 10, 2015 and as further amended on October 19, 2017 (as amended and restated, the “Amended and Restated Credit Agreement”), among A&F Management, the other borrowers and guarantors party thereto, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent for the lenders, and the other parties thereto. The Amended and Restated Credit Agreement continues to provide for a senior secured revolving credit facility of up to $400 million (the “ABL Facility”), and:

•extends the maturity date of the ABL Facility from October 19, 2022 to April 29, 2026; and

•modifies the required fee on undrawn commitments under the ABL Facility from 0.25% per annum to either 0.25% or 0.375% per annum (with the ultimate amount dependent on the conditions detailed in the Amended and Restated Credit Agreement).

Except for the changes described above, the terms and conditions of the Amended and Restated Credit Agreement remain substantially unchanged. The Company does not currently have any outstanding borrowings under the Amended and Restated Credit Agreement and is currently in compliance with the Amended and Restated Credit Agreement covenants.

The Company and its subsidiaries from time to time have had, and may continue to have, various commercial, lending or other relationships with the lenders that are parties to the Amended and Restated Credit Agreement and the lenders’ respective affiliates.

Further details are contained in, and this description is qualified in its entirety by, the Amended and Restated Credit Agreement, which will be included as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending May 1, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Dated: April 29, 2021	By:	/s/ Gregory J. Henchel
Gregory J. Henchel
Senior Vice President, General Counsel and Corporate Secretary